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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 10, 2006

                             CATHAY GENERAL BANCORP
             (Exact name of registrant as specified in its charter)

             Delaware                      0-18630               95-4274680
  (State or other jurisdiction of        (Commission           (IRS Employer
          incorporation)                 File Number)        Identification No.)

       777 North Broadway, Los Angeles, California                 90012
        (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (213) 625-4700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS

        On January 10, 2006, Cathay General Bancorp issued a press release regarding Great Eastern Bank. That press release is attached hereto as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

     99.1   Press Release of Cathay General Bancorp dated January 10, 2006.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 10, 2006
                                             CATHAY GENERAL BANCORP


                                             By:  /s/ Heng W. Chen
                                                  ------------------------------
                                                  Heng W. Chen
                                                  Executive Vice President
                                                  and Chief Financial Officer

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                                  EXHIBIT INDEX

Number      Exhibit
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99.1        Press Release of Cathay General Bancorp dated January 10, 2006.